SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008 (June 11, 2008)

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 333-130584	52 2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

12061 Bluemont Way, Reston, Virginia 20190
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

SLM Corporation (the “Company”) entered into an Amended and Restated Distribution Agreement, dated as of June 11, 2008, with certain agents in connection with the offering of its Medium Term Notes, Series A, pursuant to its registration statement on Form S-3 (File No. 333-130584) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Company is filing herewith the Amended and Restated Distribution Agreement.

Item 9.01	Financial Statements and Exhibits

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits

1.1 Amended and Restated Distribution Agreement dated as of June 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By:	/s/ John F. Remondi
Name:	John F. Remondi
Title:	Vice Chairman and
Chief Financial Officer

Date:  June 16, 2008

INDEX TO EXHIBITS

(d)           Exhibits

1.1                Amended and Restated Distribution Agreement dated as of June 11, 2008